SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report
               (Date of earliest event reported) - April 18, 2002


                             VALLEY NATIONAL BANCORP
               (Exact Name of Registrant as Specified in Charter)


                                   NEW JERSEY
                 (State or Other Jurisdiction of Incorporation)


                               1-11277 22-2477875
           (Commission File Number) (IRS Employer Identification No.)


                    1455 Valley Road, Wayne, New Jersey 07470
                    (Address of Principal Executive Offices)


                                 (973) 305-8800
                         (Registrant's Telephone Number)

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Item 4.  Changes in Registrant's Certifying Accountants


     On April 18, 2002 Valley National Bancorp ("Valley") determined not to renew the engagement of its independent accountants, KPMG LLP ("KPMG") and appointed Ernst & Young LLP ("Ernst & Young") as its new independent accountants, effective immediately. This determination followed Valley's decision to seek proposals from independent accountants to audit Valley's financial statements for the year ending December 31, 2002. The decision not to renew the engagement of KPMG and to retain Ernst & Young was approved by Valley's Audit Committee of the Board of Directors. The Audit Committee decided that as a result of the increase in consulting work performed by KPMG, especially tax consulting work, it would be appropriate to separate the audit engagement from the consulting work. As a result, Ernst & Young was retained as auditors for the year ending December 31, 2002.

     KPMG's reports on Valley's consolidated financial statements as of and for the years ended December 31, 2000 and 2001 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the two fiscal years ended December 31, 2000 and 2001 and through April 18, 2002, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the disagreements in connection with their report on the Valley's consolidated financial statements for such years; and there were no reportable events as defined in Item 304 (a) (1) (v) of Regulation S-K. The Company provided KPMG with a copy of the foregoing disclosures. Attached as
Exhibit 99.1 is a copy of KPMG's letter, dated April 23, 2002, stating its agreement with such statements. During the years ended December 31, 2000 and 2001 and through April 18, 2002, Valley did not consult with Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Valley's consolidated financial statements, or any other matters or reportable events as set forth in Items 304 (a) (2) (i) and (ii) of Regulation S-K.
Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

     99.1 Letter from KPMG LLP to the Securities and Exchange Commission dated April 23, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          VALLEY NATIONAL BANCORP



                                          By: /s/ Alan D. Eskow
                                          Alan D. Eskow
                                          Executive Vice President and
                                          Chief Financial Officer
                                          (Principal Financial Officer)

Dated: April 23, 2002

                                  EXHIBIT INDEX

     99.1 Letter from KPMG LLP to the Securities and Exchange Commission dated April 23, 2002.



         Exhibit 99.1


         April 23, 2002

         Securities and Exchange Commission
         Washington, D.C. 20549

         Ladies and Gentlemen:

     We were previously principal accountants for Valley National Bancorp (the Company) and, under the date of January 16, 2002, we reported on the consolidated financial statements of the Company as of and for the years ended December 31, 2001 and 2000. On April 18, 2002, our appointment as principal accountants was terminated. We have read the Company's statements included under
Item 4 of its Form 8-K dated April 18, 2002, and we agree with such statements, except that we are not in the position to agree or disagree with the company's stated reason for changing principal accountants; with the Company's statement that the decision not to renew our engagement and to retain Ernst & Young LLP was approved by the Company's Audit Committee; and with the Company's statement that the Company did not consult with Ernst & Young LLP with respect to the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements nor any other matters or reportable events as set forth in Items 304 (a) (2) (I) and (ii) of Regulation S-K.


         Very truly yours,

         /s/ KPMG LLP